                                                                    EXHIBIT 99.1

CASE NAME:     KEVCO, INC.                                         ACCRUAL BASIS

CASE NUMBER:   401-40783-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002
                                         ------------



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                    EXECUTIVE VICE PRESIDENT AND
/s/ WILFORD W. SIMPSON                                CHIEF FINANCIAL OFFICER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                          JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED           MONTH             MONTH
ASSETS                                                             AMOUNT            APR-02             MAY-02              MONTH
------                                                           -----------      ------------       ------------         ---------
1.  Unrestricted Cash (FOOTNOTE)                                       1,000
2.  Restricted Cash
3.  Total Cash                                                         1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                              459,000                 0                  0
9.  Total Current Assets                                             460,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)               4,790,071         6,801,458          6,801,458
15. Other (Attach List)                                          613,299,110       310,687,331        310,687,331
16. Total Assets                                                 618,549,181       317,488,789        317,488,789

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                             82,049,689         83,291,436
23. Total Post Petition Liabilities                                                 82,049,689         83,291,436

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064        13,768,129         13,858,277
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                          136,505,780       141,833,049        141,833,049
28. Total Pre Petition Liabilities                               212,390,844       155,601,178        155,691,326
29. Total Liabilities                                            212,390,844       237,650,867        238,982,762

EQUITY

30. Pre Petition Owners' Equity                                                    406,158,337        406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                      (14,188,752)       (15,520,647)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                      (312,131,663)      (312,131,663)
33. Total Equity                                                                    79,837,922         78,506,027
34. Total Liabilities and Equity                                                   317,488,789        317,488,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:     401-40783-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                   SCHEDULED             MONTH              MONTH
ASSETS                                              AMOUNT               APR-02             MAY-02        MONTH
------                                            -----------         -----------        -----------      -----
A. Prepaid Escrowed Retention Pmts.                   459,000
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                           459,000

A. Capitalized loan costs                           4,790,071           4,297,973          4,297,973
B. Investment in Subsidiaries                                           2,503,485          2,503,485
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                              4,790,071           6,801,458          6,801,458

A. Intercompany Receivables (FOOTNOTE)            306,649,555
B. Interco. Promissory Note (FOOTNOTE)            235,981,314         235,981,314        235,981,314
C. Interco. Royalties (FOOTNOTE)                   70,668,241          74,706,017         74,706,017
D.
E.
TOTAL OTHER ASSETS - LINE 15                      613,299,110         310,687,331        310,687,331

POST PETITION LIABILITIES
A. Interco. Payables (FOOTNOTE)                                        62,979,907         62,979,907
B. Accrued Interest on Notes/Bonds                                     19,069,782         20,311,529
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                  82,049,689         83,291,436

PRE PETITION LIABILITIES
A. Interco. Liabilities (FOOTNOTE)                  8,005,780           8,005,780          8,005,780
B. 10 3/8% Sr. Sub. Notes                         105,000,000         105,000,000        105,000,000
C. Senior Sub. Exchangeable Notes                  23,500,000          23,500,000         23,500,000
D. Accrued Interest on Notes/Bonds                                      5,327,269          5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                             136,505,780         141,833,049        141,833,049

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:     401-40783-BJH-11

INCOME STATEMENT

                                                          MONTH               MONTH                                   QUARTER
REVENUES                                                  APR-02              MAY-02           MONTH                   TOTAL
--------                                                ----------          ----------         ------               -----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense                                     1,288,931           1,331,895                               2,620,826
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                         (1,288,931)         (1,331,895)                             (2,620,826)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                                   (1,288,931)         (1,331,895)                             (2,620,826)

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:     401-40783-BJH-11

CASH RECEIPTS AND                                 MONTH         MONTH                        QUARTER
DISBURSEMENTS                                     APR-02        MAY-02         MONTH          TOTAL
-------------                                     ------        ------         -----         -------
1.  Cash - Beginning Of Month                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:     KEVCO, INC., ET AL                SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2002
CASE NUMBER:   401-40783-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS


                                                DIST LP          MFG          MGMT        HOLDING   COMP     KEVCO INC     TOTAL
                                               ---------     ----------     ---------     -------   ----     ---------   ---------
 1. CASH - BEGINNING OF MONTH                         --             --     2,814,595       --       --        --        2,814,595

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                        --             --                                                         --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                      --             --                                                         --
 4. POST PETITION                                                    --                                                         --

 5. TOTAL OPERATING RECEIPTS                          --             --            --       --       --        --               --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                                 --                                                         --
 7. SALE OF ASSETS                               693,616      1,323,245                                                   2,016,861
 8. OTHER                                             --             --        60,763       --       --        --            60,763
     INTERCOMPANY TRANSFERS                     (693,616)    (1,323,245)    2,016,861       --                                   --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PREPAID REFUND                                                    54,579
             MISC.                                                              1,430                --
             INTEREST INCOME                                         --         4,754

 9. TOTAL NON OPERATING RECEIPTS                      --             --     2,077,624       --       --        --         2,077,624

10. TOTAL RECEIPTS                                    --             --     2,077,624       --       --        --         2,077,624

11. CASH AVAILABLE                                    --             --     4,892,219       --       --        --         4,892,219

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                                12,336                                        12,336
13. PAYROLL TAXES PAID                                               --         5,658                                         5,658
14. SALES, USE & OTHER TAXES PAID                                    --                                                          --
15. SECURED/RENTAL/LEASES                                            --         5,070                                         5,070
16. UTILITIES                                                        --           342                                           342
17. INSURANCE                                                        --           844                                           844
18. INVENTORY PURCHASES                                              --                                                          --
19. VEHICLE EXPENSE                                                  --                                                          --
20. TRAVEL                                                           --                                                          --
21. ENTERTAINMENT                                                    --                                                          --
22. REPAIRS & MAINTENANCE                                            --                                                          --
23. SUPPLIES                                                         --                                                          --
24. ADVERTISING                                                                                                                  --
25. OTHER                                             --             --         1,724       --       --        --             1,724
            LOAN PAYMENTS                             --             --                                                          --
               FREIGHT                                               --                                                          --
               CONTRACT LABOR                                        --                                                          --
               401 K PAYMENTS                                        --                                                          --
               PAYROLL TAX ADVANCE ADP                                                                                           --
               WAGE GARNISHMENTS                                                                                                 --
               MISC.                                                 --         1,724                                         1,724

26. TOTAL OPERATING DISBURSEMENTS                     --             --        25,974       --       --        --            25,974

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                                                                            --
28. US TRUSTEE FEES                                                  --                                                          --
29. OTHER                                                                                                                        --
30. TOTAL REORGANIZATION EXPENSE                      --             --            --       --       --        --                --

31. TOTAL DISBURSEMENTS                               --             --        25,974       --       --        --            25,974

32. NET CASH FLOW                                     --             --     2,051,650       --       --        --         2,051,650

33. CASH - END OF MONTH                               --             --     4,866,245       --       --        --         4,866,245

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:      401-40783-BJH-11

                                               SCHEDULED       MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT         APR-02       MAY-02      MONTH
-------------------------                      ---------       ------       ------      -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                      0

AGING OF POST PETITION                                          MONTH:    May-02
TAXES AND PAYABLES                                                     ---------

                              0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                  DAYS         DAYS         DAYS       DAYS      TOTAL
-------------                 ------      -------      -------      ----      -----
1.  Federal
2.  State
3.  Local
4.  Other (Attach List)
5.  Total Taxes Payable                                                          0
6.  Accounts Payable                                                             0

STATUS OF POST PETITION TAXES                                   MONTH:    May-02
                                                                       ---------

                                 BEGINNING TAX    AMOUNT WITHHELD                      ENDING TAX
FEDERAL                           LIABILITY *     AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                          -------------    ---------------     -------------    ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes                                                                    0

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                                                  0
16. Total Taxes                                                                            0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:      401-40783-BJH-11



The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:       May-02
                                                                    ------------

BANK RECONCILIATIONS                            Account # 1          Account # 2
--------------------                          ---------------        -----------
A.  BANK:                                     Bank of America                           Other Accounts            TOTAL
B.  ACCOUNT NUMBER:                             3750768521                               (Attach List)
C.  PURPOSE (TYPE):                             DIP Account
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books
6.  Number of Last Check Written                    N/A

INVESTMENT ACCOUNTS

                                                    DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE        INSTRUMENT          PURCHASE PRICE         CURRENT VALUE
---------------------------                      -----------        ----------          --------------         -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                                 0

CASH

12.  Currency On Hand                                                                                                  0
13.  Total Cash - End of Month                                                                                         0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO, INC.                                 ACCRUAL BASIS - 6

CASE NUMBER:       401-40783-BJH-11
                                                             MONTH:       May-02
                                                                    ------------
PAYMENTS TO INSIDERS AND PROFESSIONALS


Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS


                                       TYPE OF       AMOUNT     TOTAL PAID
              NAME                     PAYMENT        PAID       TO DATE
              ----                     -------       ------     ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS



                              DATE OF
                            COURT ORDER                                                  TOTAL
                            AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID      INCURRED
          NAME                PAYMENT        APPROVED       PAID         TO DATE        & UNPAID*
          ----              -----------      --------      ------       ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                 SCHEDULED      AMOUNTS        TOTAL
                                  MONTHLY        PAID         UNPAID
                                 PAYMENTS       DURING         POST
     NAME OF CREDITOR              DUE          MONTH        PETITION
     ----------------            ---------      -------     ----------
1.  Bank of America                                         13,858,277
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                   13,858,277

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:          KEVCO, INC.                                ACCRUAL BASIS - 7

CASE NUMBER:        401-40783-BJH-11                         MONTH:       May-02
                                                                    ------------
QUESTIONNAIRE

                                                                                                                 YES           NO
                                                                                                                 ---           --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                     X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                                 X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                     X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                                                  X

6.   Are any Post Petition Payroll Taxes past due?                                                                             X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                             X

8.   Are any Post Petition Real Estate Taxes past due?                                                                         X

9.   Are any other Post Petition Taxes past due?                                                                               X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                               X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                        X

12.  Are any wage payments past due?                                                                                           X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                 YES           NO
                                                                                                                 ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                   CARRIER                    PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
 --------------                   -------                 --------------------        --------------------------
General Liability          Aon Risk Services                  3/1/02-9/1/02             Semi-Annual  $98,598
D&O Liability              Great American Insurance       11/1/2001-10/31/2004          Annual       $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO, INC.                              FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40783-BJH-11                         ACCRUAL BASIS

                                                            MONTH:        May-02
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------
  1            1           Pursuant to the February 12, 2001 Order (1)
  3            1           Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of Kevco Management Co.
                           Accordingly, all cash receipts and disbursements flow
                           through Kevco Management's Bank of America DIP
                           account. A schedule allocating receipts and
                           disbursements among Kevco, Inc. and its subsidiaries
                           is included in this report as a Supplement to Accrual
                           Basis -3.

  1          15A,B,C       Intercompany assets were inadvertently doubled on
  1          32            Debtor's Schedules. The adjustment to equity corrects
                           the error.

  1          15B,C         Intercompany receivables/payables are from/to
  1          22A           co-debtors Kevco Management Co. (Case No.
  1          27A           401-40788-BJH), Kevco Distribution, LP (Case No.
  7           3            401-40789-BJH), Kevco Holding, Inc. (Case No.
                           401-40785-BJH), DCM Delaware, Inc. (Case No.
                           401-40787-BJH), Kevco GP, Inc. (Case No.
                           401-40786-BJH), Kevco Components, Inc. (Case No.
                           401-40790-BJH), and Kevco Manufacturing, LP. (Case
                           No. 401-40784-BJH).

  1          24            Secured debt reductions are from the sales of Kevco
                           Manufacturing, LP's operating divisions, the asset
                           sale of the South Region of Kevco Distribution, as
                           well as direct cash payments.